ORIGIN BANCORP, INC. 3Q TWENTY20 INVESTOR PRESENTATION ORIGIN BANCORP, INC. _______

FORWARD-LOOKING STATEMENTS AND NON-GAAP MEASURES This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc.'s ("Origin" or the "Company") future financial performance, business and growth strategy, projected plans and objectives, including the Company's loan loss reserves and allowance for credit losses related to the COVID-19 pandemic and any expected purchases of its outstanding common stock, and related transactions and other projections based on macroeconomic and industry trends, including expectations regarding and efforts to respond to the COVID-19 pandemic and continued low interest rates or interest rate cuts by the Federal Reserve and the resulting impact on Origin's results of operations, estimated forbearance amounts and expectations regarding the Company's liquidity, including in connection with advances obtained from the FHLB, which are all subject to change and may be inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin's control. Statements or statistics preceded by, followed by or that otherwise include the words "assuming," "believes," "expects," "anticipates," "intends," "projects," "estimates," "plans" and similar expressions or future or conditional verbs such as "will," "should," "would," "may" and "could" and variations of such terms are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect the Company's future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to: the continuing duration and impacts of the COVID-19 global pandemic and efforts to contain its transmission, including the effect of these factors on Origin's business, customers and economic conditions generally as well as the impact of the actions taken by governmental authorities to address the impact of COVID-19 on the United States economy, including, without limitation, the Coronavirus Aid, Relief and Economic Security Act ("CARES Act"); deterioration of Origin's asset quality; factors that can impact the performance of Origin's loan portfolio, including real estate values and liquidity in Origin's primary market areas; the financial health of Origin's commercial borrowers and the success of construction projects that Origin finances; changes in the value of collateral securing Origin's loans; Origin's ability to anticipate interest rate changes and manage interest rate risk; the effectiveness of Origin's risk management framework and quantitative models; Origin's inability to receive dividends from Origin Bank and to service debt, pay dividends to Origin's common stockholders, repurchase Origin's shares of common stock and satisfy obligations as they become due; business and economic conditions generally and in the financial services industry, nationally and within Origin's primary market areas; changes in Origin's operation or expansion strategy or Origin's ability to prudently manage its growth and execute its strategy; changes in management personnel; Origin's ability to maintain important customer relationships, reputation or otherwise avoid liquidity risks; increasing costs as Origin grows deposits; operational risks associated with Origin's business; volatility and direction of market interest rates; increased competition in the financial services industry, particularly from regional and national institutions; difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which Origin operates and in which its loans are concentrated; an increase in unemployment levels and slowdowns in economic growth; Origin's level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in Origin's loan portfolio; changes in laws, rules, regulations, interpretations or policies relating to financial institutions; periodic changes to the extensive body of accounting rules and best practices; further government intervention in the U.S. financial system; compliance with governmental and regulatory requirements, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and others relating to banking, consumer protection, securities and tax matters; Origin's ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; changes in the utility of Origin's non-GAAP liquidity measurements and its underlying assumptions or estimates; uncertainty regarding the future of the London Interbank Offered Rate and the impact of any replacement alternatives on Origin's business; natural disasters and adverse weather events, acts of terrorism, an outbreak of hostilities, regional or national protests and civil unrest (including any resulting branch closures or property damage), widespread illness or public health outbreaks or other international or domestic calamities, and other matters beyond Origin's control; and system failures, cybersecurity threats and/or security breaches and the cost of defending against them. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in Origin's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") and any updates to those sections set forth in Origin's subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin's underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin's behalf may issue. Annualized, pro forma, adjusted projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the recent outbreak of the COVID-19 pandemic and the impact of varying governmental responses, including the CARES Act, that affect Origin's customers and the economies where they operate. Origin reports its results in accordance with United States generally accepted accounting principles ("GAAP"). However, management believes that certain supplemental non-GAAP financial measures used in managing its business may provide meaningful information to investors about underlying trends in its business. Management uses these non-GAAP measures to evaluate the Company's operating performance and believes that these non-GAAP measures provide information that is important to investors and that is useful in understanding Origin's results of operations. However, non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin's reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation: • Tangible common equity is defined as total common stockholders' equity less goodwill and other intangible assets, net • Tangible assets is defined as total assets less goodwill and other intangible assets • Tangible common equity to tangible assets is determined by dividing tangible common equity by tangible assets • Tangible book value per common share is determined by dividing tangible common equity by common shares outstanding at the end of the period • Pre-tax pre-provision earnings is calculated by adding provision for credit losses and income tax expense to net income • Pre-tax pre-provision return on average assets is calculated by dividing pre-tax pre-provision earnings by number of days in the quarter, multiplying by the number of days in the year, then dividing by total average assets • Pre-tax pre-provision return on average stockholder's equity is calculated by dividing pre-tax pre-provision earnings by number of days in the quarter, multiplying by the number of days in the year, then dividing by total average stockholder's equity 2 See the last two slides in this presentation for a reconciliation between the non-GAAP measures used in this presentation and their comparable GAAP numbers. ORIGIN BANCORP, INC. _______

# COMPANY SNAPSHOT

- *Origin Bancorp, Inc., the holding company for Origin Bank, is headquartered in Ruston, LA*
- *Origin Bank was founded in 1912*
- *43 banking centers operating across Texas, Louisiana & Mississippi*

# CONSOLIDATED FINANCIAL HIGHLIGHTS

## 3Q2020 DOLLARS IN MILLIONS

**TOTAL ASSETS**
*$7,101*

**TOTAL LOANS HELD FOR INVESTMENT**
*$5,613*

**TOTAL DEPOSITS (1)**
*$5,936*

**TOTAL STOCKHOLDERS' EQUITY**
*$628*

**TANGIBLE COMMON EQUITY (2)**
*$597*

**TANGIBLE COMMON EQUITY/ TANGIBLE ASSETS (2)**
*8.44%*

**TOTAL CAPITAL TO RISK-WEIGHTED ASSETS**
*12.47%*

*Note: All financial information and other Origin Bank data is as of 9/30/20.*
*(1) Includes $674.0 million in non-market based deposits that are not reflected in state deposits.*
*(2) As used in this presentation, tangible common equity and tangible common equity/tangible assets are non-GAAP financial measures. For a reconciliation of non-GAAP financial measures to their comparable GAAP measures, see slide 22 of this presentation.*



9
9
19
6

DOLLARS IN MILLIONS

**DALLAS - FORT WORTH**
Entry: 2008
Loans: $2,476
Deposits: $1,493
Banking Centers: 9

**HOUSTON**
Entry: 2013
Loans: $970
Deposits: $948
Banking Centers: 9

**NORTH LOUISIANA**
Entry: 1912
Loans: $1,480
Deposits: $2,310
Banking Centers: 19

**CENTRAL MISSISSIPPI**
Entry: 2010
Loans: $687
Deposits: $511
Banking Centers: 6

ORIGIN BANCORP, INC. 3

A UNIQUE & DEFINED CULTURE 4 ORIGIN BANCORP, INC. _______

# FINANCIAL RESULTS - THIRD QUARTER 2020

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

| Balance Sheet | 3Q2020 | 2Q2020 | 3Q2019 | Linked Qtr $ Δ | Linked Qtr % Δ | YoY $ Δ | YoY % Δ |
|---|---|---|---|---|---|---|---|
| Total Loans Held For Investment ("LHFI") | $ 5,612,666 | $ 5,312,194 | $ 4,188,497 | $ 300,472 | 5.7 % | $ 1,424,169 | 34.0 % |
| Total Assets | 7,101,338 | 6,643,909 | 5,396,928 | 457,429 | 6.9 | 1,704,410 | 31.6 |
| Total Deposits | 5,935,925 | 5,372,222 | 4,284,317 | 563,703 | 10.5 | 1,651,608 | 38.6 |
| Tangible Common Equity[(1)] | 596,920 | 583,828 | 556,521 | 13,092 | 2.2 | 40,399 | 7.3 |
| Book Value per Common Share | 26.70 | 26.16 | 25.06 | 0.54 | 2.1 | 1.64 | 6.5 |
| Tangible Book Value per Common Share[(1)] | 25.39 | 24.84 | 23.70 | 0.55 | 2.2 | 1.69 | 7.1 |
| **Income Statement** | | | | | | | |
| Net Interest Income | 50,617 | 46,290 | 44,622 | 4,327 | 9.3 | 5,995 | 13.4 |
| Provision for Credit Losses | 13,633 | 21,403 | 4,201 | (7,770) | (36.3) | 9,432 | 224.5 |
| Noninterest Income | 18,051 | 19,076 | 12,880 | (1,025) | (5.4) | 5,171 | 40.1 |
| Noninterest Expense | 38,734 | 38,220 | 35,064 | 514 | 1.3 | 3,670 | 10.5 |
| Net Income | 13,095 | 4,957 | 14,617 | 8,138 | 164.2 | (1,522) | (10.4) |
| Pre-Tax Pre-Provision Earnings ("PTPP")[(1)] | 29,934 | 27,146 | 22,438 | 2,788 | 10.3 | 7,496 | 33.4 |
| Diluted EPS | 0.56 | 0.21 | 0.62 | 0.35 | 166.7 | (0.06) | (9.7) |
| Dividends Declared per Common Share | 0.0925 | 0.0925 | 0.0925 | — | — | — | — |
| **Selected Ratios** | | | | | | | |
| NIM - FTE | 3.18 % | 3.09 % | 3.69 % | 9 bp | 2.9 % | -51 bp | (13.8)% |
| Efficiency Ratio | 56.41 | 58.47 | 60.98 | -206 bp | (3.5) | -457 bp | (7.5) |
| ROAA (annualized) | 0.77 | 0.31 | 1.12 | 46 bp | 148.4 | -35 bp | (31.3) |
| ROAE (annualized) | 8.28 | 3.23 | 9.85 | 505 bp | 156.3 | -157 bp | (15.9) |
| PTPP ROAA (annualized)[(1)] | 1.77 | 1.69 | 1.72 | 8 bp | 4.7 | 5 bp | 2.9 |
| PTPP ROAE (annualized)[(1)] | 18.92 | 17.67 | 15.13 | 125 bp | 7.1 | 379 bp | 25.0 |

*[(1)] As used in this presentation, tangible common equity, tangible book value per common share, PTPP, PTPP ROAA, and PTPP ROAE are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slide 22 of this presentation.*

ORIGIN BANCORP, INC.
5

FINANCIAL RESULTS - YEAR TO DATE 2020 DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS YoY YoY Income Statement YTD 2020 YTD 2019 $ Δ % Δ Net Interest Income $ 139,717 $ 129,617 $ 10,100 7.8 % Provision for Credit Losses 53,567 7,191 46,376 644.9 Noninterest Income 49,271 35,660 13,611 38.2 Noninterest Expense 113,051 107,540 5,511 5.1 Net Income 18,805 41,055 (22,250) (54.2) PTPP(1) 75,937 57,737 18,200 31.5 Diluted EPS 0.80 1.73 (0.93) (53.8) Dividends Declared per Common Share 0.2775 0.1575 0.12 76.2 Selected Ratios NIM - FTE 3.22% 3.73% -51 bp (13.7) % Efficiency Ratio 59.82 65.07 -525 bp (8.1) ROAA (annualized) 0.41 1.09 -68 bp (62.4) ROAE (annualized) 4.05 9.54 -549 bp (57.5) PTPP ROAA (annualized)(1) 1.64 1.53 11 bp 7.2 PTPP ROAE (annualized)(1) 16.37 13.42 295 bp 22.0 (1) As used in this presentation, PTPP, PTPP ROAA, and PTPP ROAE are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slide 23 of this presentation. 6 ORIGIN BANCORP, INC. _______

# SUPPORTING OUR CUSTOMERS - FORBEARANCE AND PPP LOANS

DOLLARS IN THOUSANDS

## COVID-19 LHFI Forbearances

| Industry | 6/30/2020 Forbearance Amount | 6/30/2020 % of LHFI[(1)] | 8/31/2020 Forbearance Amount | 8/31/2020 % of LHFI[(1)] | 9/30/2020 Forbearance Amount | 9/30/2020 % of LHFI[(1)] | Estimated 12/31/2020 Forbearance Amount | Estimated 12/31/2020 % of LHFI[(1)] |
|---|---|---|---|---|---|---|---|---|
| Hotel | $ 59,258 | 92.5 % | $ 58,183 | 86.4 % | $ 58,482 | 91.4 % | $ 36,752 | 57.5 % |
| Energy | 6,776 | 10.8 | 9,571 | 16.8 | 870 | 1.6 | — | — |
| Non-Essential Retail | 82,424 | 56.2 | 52,131 | 34.4 | 39,989 | 26.4 | 13,681 | 9.0 |
| Restaurant | 100,209 | 74.7 | 50,748 | 35.4 | 29,619 | 21.8 | 9,277 | 6.8 |
| Assisted Living | 48,935 | 34.9 | 59,744 | 41.7 | 21,625 | 14.9 | 11,470 | 7.9 |
| Other | 709,564 | 16.8 | 181,785 | 4.1 | 146,521 | 3.2 | 54,113 | 1.2 |
| Total | $ 1,007,166 | 21.1 % | $ 412,162 | 8.3 | $ 297,106 | 5.9 % | $ 125,293 | 2.5 % |

(1) *Does not include PPP loans.*

## Forbearance Highlights

- Forbearances represented 6% of total LHFI, excl. PPP loans, at 9/30/2020.
- 57% of forbearances at 9/30/2020 were full deferment and 43% were partial deferments.
- Origin anticipates a 58% reduction from 9/30/2020 in amounts under forbearance by 12/31/2020.

## PPP Highlights

- Funded $552.3 million in PPP loans as of 9/30/2020
- Average PPP loan: $177K; Median loan: $36K
- Total interest and fee income recognized in 3Q2020: $3.4 million, $12.1 million of net fees yet to be recognized at 9/30/2020.
- Over 3,100 loans
- PPP loans estimated to support over 63,300 jobs at companies impacted by COVID-19
- PPP loans of $50K or less totaled $35.7 million at 9/30/2020

ORIGIN BANCORP, INC.
7

DEPOSIT TRENDS DOLLARS IN MILLIONS Average Deposits Loans & Deposits by State at 9/30/2020 $5,376 (2) $4,964 Loans Deposits $731 $4,203 $4,325 $3,977 $752 $307 $224 26% $803 $782 $827 $162 $162 44% $168 $2,704 $2,410 12% $2,283 $1,906 $2,088 10% $1,579 $1,634 $1,076 $1,150 $1,098 62% 3Q2019 4Q2019 1Q2020 2Q2020 3Q2020 46% Noninterest-bearing Interest-bearing (1) Brokered Time Deposits Deposit Cost Trends (QTD Annualized) Time Deposit Repricing Schedule (3) 2.16% 2.08% 1.98% Maturity Balance WAR 1.75% 1.59% 4Q2020 173 1.57 1.44% 1.50% 1.36% 1.28% 1.21% 1Q2021 154 1.40 1.05% 0.79% 2Q2021 103 1.15 1.16% 1.04% 0.61% 0.95% 0.54% 3Q2021 92 0.96 0.42% 0.51% 0.39% 4Q2021+ 174 1.43 3Q2019 4Q2019 1Q2020 2Q2020 3Q2020 Total $ 696 1.36 % Time Deposits Total Interest-bearing Deposits Cost of Total Deposits Savings & Interest-bearing Transaction Accounts (1) Average brokered time deposits are included in the brokered category. (2) Non-market based deposits of $674.0 million are not included in state deposits. 8 (3) Target time deposit rates 50 basis points or less for new deposits. ORIGIN BANCORP, INC. _______

# WELL DIVERSIFIED LOAN PORTFOLIO

DOLLARS IN MILLIONS

## Loan Composition at 9/30/2020: [(1)] $5,060



Commercial & Industrial ("C&I"): 25%
Owner Occupied Construction/Land/Land Development ("C&D"): 2%
Owner Occupied Commercial Real Estate ("CRE"): 10%
Residential Real Estate and Consumer: 17%
Mtg. Warehouse: 20%
Non-Owner Occupied CRE: 17%
Non-Owner Occupied C&D: 9%

C&I, Owner Occupied C&D and CRE, Mtg. Warehouse: 57%

Non-Owner Occupied C&D and CRE: 26%

## C&I, Owner Occupied C&D and CRE, Mtg. Warehouse: [(1)] $2,877



Mtg. Warehouse: 20%
Real Estate & Construction: 9%
Finance & Insurance: 5%
Transportation: 2%
Consumer Svc: 2%
Restaurant: 2%
Bank: 2%
Healthcare: 2%
Retail Dealer: 2%
Government & Edu: 1%
Commercial Svc: 1%
Entertainment: 1%
Energy: 1%
Misc: 7%

## Loan Portfolio Details

| (Dollars in thousands) | 3Q2020 | 2Q2020 | 1Q2020 | 4Q2019 | 3Q2019 |
|---|---|---|---|---|---|
| C&I excl. PPP | $1,263,279 | $1,313,405 | $ 1,455,497 | $ 1,343,475 | $1,367,595 |
| Owner Occupied C&D | 100,589 | 120,776 | 122,928 | 117,118 | 111,792 |
| Owner Occupied CRE | 495,366 | 459,661 | 463,834 | 441,555 | 421,052 |
| Mtg. Warehouse | 1,017,501 | 769,157 | 437,257 | 274,659 | 304,917 |
| Non-Owner Occupied C&D | 460,268 | 449,256 | 440,892 | 400,570 | 398,113 |
| Non-Owner Occupied CRE | 872,550 | 864,093 | 838,686 | 855,292 | 883,954 |
| Residential Real Estate | 832,055 | 769,354 | 703,263 | 689,555 | 680,803 |
| Consumer Loans | 18,729 | 17,363 | 18,828 | 20,971 | 20,271 |
| PPP Loans | 552,329 | 549,129 | — | — | — |
| Total Loans | $5,612,666 | $5,312,194 | $ 4,481,185 | $ 4,143,195 | $4,188,497 |

(1) *Does not include loans held for sale or PPP loans.*

## Non-Owner Occupied C&D and CRE: [(1)] $1,333



Misc: 1%
Restaurant: 1%
Hotel: 1%
Multi-family: 2%
Other Retail Shopping: 2%
Non-Essential Retail Shopping: 3%
Other Healthcare: 3%
Assisted Living: 3%
Office Building: 5%
Real Estate & Construction: 5%

ORIGIN BANCORP, INC.
9

DEEP DIVE - SELECTED SECTORS(1) LHFI(2) at 9/30/2020 • LHFI (excl. PPP loans net of deferred fees and All Other LHFI: costs) were $5.06 billion at 9/30/2020, an increase 89.0% of $297.3 million, or 6.2%, compared to 6/30/2020, and an increase of $917.1 million, or 22.1%, Non-Essential compared to 12/31/2019. Retail: 3.0% Assisted Living: 2.9% • Five sectors accounted for 11.0% of total LHFI Restaurant: 2.7% (excl. PPP loans net of deferred fees and costs). Hotel: 1.3% Energy: 1.1% Outstanding Balance (dollars in thousands) 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Hotel $ 63,951 $ 64,043 $ 63,264 $ 61,846 Energy 55,526 62,695 82,786 69,161 Non-Essential Retail 151,201 146,566 131,187 139,516 Restaurant 135,801 134,104 132,430 123,530 Assisted Living 144,756 140,218 118,790 111,229 Subtotal 551,235 547,626 528,457 505,282 All other LHFI (2) 4,509,102 4,215,439 3,952,728 3,637,913 Total LHFI (2) $ 5,060,337 $ 4,763,065 $ 4,481,185 $ 4,143,195 (1) Selected sectors include hotel, energy, non-essential retail, restaurant and assisted living and exclude PPP loans. (2) LHFI excluding PPP loans. 10 ORIGIN BANCORP, INC. _______

HOTEL SECTOR(1) Hotel Portfolio at 9/30/2020 Hotel Stats: Bed-and-Breakfast: 2% IHG: 6% • Balance represented 1.3% of total LHFI excl. PPP loans Private • Past due: 0%; NPL: $0 Label: 6% • No conference center hotels Hilton: 30% Choice: 12% • Total forbearance amount: $58,482K $64.0M ◦ 40% in full forbearance ◦ 60% in partial forbearance Hyatt: 17% Marriott: 27% • Pre-COVID-19 hotel sector LTV 41% and DSCR 1.40x Hotels and Motels (by flag): 98% Outstanding Balance (dollars in thousands) 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Hotels & Motels $ 62,915 $ 62,999 $ 62,212 $ 60,816 Bed-and-Breakfast Inns 1,036 1,044 1,052 1,030 Total Hotel $ 63,951 $ 64,043 $ 63,264 $ 61,846 (1) Excluding PPP loans. 11 ORIGIN BANCORP, INC. _______

ENERGY SECTOR (1) Energy Portfolio at 9/30/2020 Energy Stats: • Balance represented 1.1% of total LHFI excl. PPP loans Midstream: 18% • Past due: 4.0%; NPL: $2.2 million • No exploration & production lending exposure • Total forbearance amount: $870K $55.5M ◦ 100% in partial forbearance • Pre-COVID-19 energy sector LTV 78% and DSCR 12.36x Services: 82% Outstanding Balance (dollars in thousands) 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Services (2) $ 45,334 $ 52,567 $ 69,956 $ 56,331 Midstream 10,193 10,128 12,830 12,830 Total Energy $ 55,527 $ 62,695 $ 82,786 $ 69,161 (1) Excluding PPP loans. (2) Past dues excluding NPLs for Energy Services is 0% 12 ORIGIN BANCORP, INC. _______

NON-ESSENTIAL RETAIL SECTOR (1) Non-Essential Retail Portfolio at 9/30/2020 Non-Essential Retail Stats: • Balance represented 3.0% of total LHFI excl. PPP loans Retail Shopping: 8% • Past due: 1.8%; NPL: $3.0 million • Total forbearance amount: $39,989K CRE ◦ 81% in full forbearance Retail Stores: 27% $151.2M ◦ 19% in partial forbearance • Pre-COVID-19 non-essential retail sector LTV 56% and National DSCR 1.47x Credit Tenant: 65% Outstanding Balance (dollars in thousands) 9/30/2020 6/30/2020 3/31/2020 12/31/2019 National Credit Tenant $ 98,108 $ 89,204 $ 69,513 $ 83,468 CRE Retail Stores 40,392 44,637 45,006 45,124 Retail Shopping 12,701 12,725 16,668 10,924 Total Non-Essential Retail $ 151,201 $ 146,566 $ 131,187 $ 139,516 (1) Excluding PPP loans. 13 ORIGIN BANCORP, INC. _______

RESTAURANT SECTOR(1) Restaurant Portfolio at 9/30/2020 Restaurant Stats: • Balance represented 2.7% of total LHFI excl. PPP loans • Past due: 0%; NPL: $0 Limited-Service • Total forbearance amount: $29,619K Restaurant: 32% Full Service Restaurant: 3… ◦ 83% in full forbearance $135.8M ◦ 17% in partial forbearance • Pre-COVID-19 restaurant sector LTV 54% and DSCR 1.40x CRE Restaurant: 31% Outstanding Balance (dollars in thousands) 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Full Service Restaurants $ 51,197 $ 51,195 $ 57,210 $ 55,669 CRE Restaurant 41,613 34,504 47,161 41,712 Limited-Service Restaurant 42,991 48,405 28,059 26,149 Total Restaurant $ 135,801 $ 134,104 $ 132,430 $ 123,530 (1) Excluding PPP loans. 14 ORIGIN BANCORP, INC. _______

ASSISTED LIVING SECTOR(1) Assisted Living Portfolio at 9/30/2020 Assisted Living Stats: • Balance represented 2.9% of total LHFI excl. PPP loans • Past due: 1.4%; NPL: $2.1 million Assisted Living Facilities: 100% • Total forbearance amount: $21,625K ◦ 53% in full forbearance $144.8M ◦ 47% in partial forbearance • Pre-COVID-19 assisted living sector LTV 75% and DSCR 0.31x Outstanding Balance (dollars in thousands) 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Assisted Living (2) $ 144,756 $ 140,218 $ 118,790 $ 111,229 (1) Excluding PPP loans. (2) Past due loans excluding NPLs for assisted living, which consists of one relationship, is 0%. 15 ORIGIN BANCORP, INC. _______

# CREDIT QUALITY

## Asset Quality Trends



1.14%
0.75%
0.72%
0.75%
0.72%
0.74%
0.63%
0.50%
0.60%
0.58%
3Q2019
4Q2019
1Q2020
2Q2020
3Q2020
Nonperforming LHFI / LHFI excl. PPP loans
Past due LHFI / LHFI excl. PPP loans[1]



1.6%
1.7%
2.0%
2.0%
0.26%
0.11%
0.58%
0.15%
4Q2019
1Q2020
2Q2020
3Q2020
Classified Loans / Total Loans excl. PPP Loans
Net Charge-Offs / Average LHFI excl. PPP Loans (annualized)

## CECL

**Economic Drivers:**

- Shrinking U.S. economy in 2020
  Key source: Moody's Analytics
- Elevated unemployment rate
  Key source: Moody's Analytics
- Loss reversion period extended to 24 months from 18 months

| (dollars in thousands) | 1/1/2020 | 3/31/2020 | 6/30/2020 | 9/30/2020 |
|---|---|---|---|---|
| Commercial real estate | $ 4,961 | $ 9,254 | $ 10,046 | $ 14,349 |
| Construction/land/land development | 4,852 | 5,054 | 6,860 | 8,450 |
| Residential real estate | 3,806 | 4,495 | 6,911 | 8,226 |
| Commercial and industrial | 24,256 | 35,823 | 45,281 | 48,763 |
| Mortgage warehouse lines of credit | 291 | 779 | 602 | 904 |
| Consumer | 602 | 658 | 768 | 951 |
| Total Allowance for Credit Losses | $ 38,768 | $ 56,063 | $ 70,468 | $ 81,643 |
| % of LHFI | 0.94 % | 1.25 % | 1.33 % | 1.45 % |
| % of LHFI excl. PPP loans and mtg. warehouse | 0.99 % | 1.37 % | 1.75 % | 2.00 % |

*[1] Past due LHFI/LHFI excl. PPP loans does not include Government National Mortgage Association ("GNMA") loans available for repurchase approximating $60.1 million, which are included in Loans held for sale on the consolidated balance sheet. When GNMA loans available for repurchase, which are past due 90 days or greater, are included, the ratio of Past due loans/Total loans is 1.68% at September 30, 2020.*

16
ORIGIN BANCORP, INC.

NET INTEREST INCOME AND NIM TRENDS DOLLARS IN THOUSANDS Net Interest Income Changes - 3Q2020 $50,617 $46,290 $3,430 $44,622 $44,095 $451 $378 $69 $50,617 $42,810 $3,052 $47,187 $922 $44,622 $50,000 $2,692 $44,095 $42,810 $43,238 $(185) $46,290 $45,000 3.69% 3.58% 3.28% $40,000 3.44% 3.15% 3.18% 2Q2020 Deposits 3Q2020 3.09% Warehouse Other LHFI PPP Loans Borrowings 3Q2019 4Q2019 1Q2020 2Q2020 3Q2020 Other Earning Assets Net Interest Income excl. PPP Loans PPP Loans Net Interest Income NIM Changes - 3Q2020 NIM (FTE) NIM (FTE) excl. PPP Loans 0.04% 3.25% 0.05% 3.18% • Net interest income increased $4.3 million in 3Q2020 from 2Q2020, 0.06% 3.09% (0.04)% and increased $6.0 million in 3Q2020 from 3Q2019. (0.02)% 3.00% • Interest income on mortgage warehouse lines of credit contributed the greatest increase in net interest income, along with deposit cost savings. 2.75% • NIM increased by nine bps to 3.18% in 3Q2020 from 2Q2020 driven by lower cash balances redeployed into higher earning asset classes, deposit cost reductions and mortgage warehouse lines of credit volume increases. Cash 2Q2020 Deposits 3Q2020 Warehouse Investments PPP Loans • Excluding the impact of lower yielding PPP loans, NIM was 3.28%. 17 ORIGIN BANCORP, INC. _______

YIELDS, COSTS AND LHFI PROFILE Yield on LHFI Cost of Funds 5.31% 1.59% 4.95% 4.85% 1.44% 5.23% 4.22% 4.20% 4.83% 1.25% 1.28% 4.44% 1.10% 4.09% 4.02% 1.05% 1.16% 3.25% 3.25% 2.18% 1.04% 0.79% 1.79% 0.95% 1.40% 0.61% 0.65% 0.54% 0.35% 0.54% 0.16% 0.42% 3Q2019 4Q2019 1Q2020 2Q2020 3Q2020 3Q2019 4Q2019 1Q2020 2Q2020 3Q2020 Avg. Prime Rate Yield on LHFI Cost of Interest Bearing Deposits Yield on LHFI excl. PPP Loans Avg. 1M LIBOR Cost of Total Deposits & Borrowings Cost of Total Deposits LHFI: Fixed \ Variable (by Index) at 9/30/2020 • The cost of interest bearing deposits declined 18 bps during 3Q2020, and the cost of total deposits and cost of total Other indices: 5% deposits and borrowings declined 12 bps and 11 bps during 3Q2020, respectively. Prime: 17% • Variable rate LHFI made up 58% of total LHFI excl PPP loans, with 42% based on 1 month LIBOR. Fixed: 42% • The other indices category is primarily LIBOR ARMs. 1m LIBOR: 36% 18 ORIGIN BANCORP, INC. _______

NET REVENUE DISTRIBUTION DOLLARS IN THOUSANDS Net Interest Income \ Noninterest Income Noninterest Income $68,668 $65,366 $19,076 $733 $18,051 $57,502 $18,051 $54,913 $54,954 $1,527 $19,076 $1,932 $12,880 $10,818 $12,144 $110 $3,109 $3,218 $12,880 $12,144 $50,617 $46,290 $1,614 $44,622 $44,095 $42,810 $10,818 $1,692 $1,351 $1,392 $676 $151 $3,203 $10,717 3Q2019 4Q2019 1Q2020 2Q2020 3Q2020 $2,428 $3,687 $9,523 Net Interest Income Noninterest Income • Noninterest income historically accounts for approximately 20% of $3,092 $3,359 total net revenue, but accounted for 26% in 3Q2020 due to continued $2,769 strong mortgage revenue. • Mortgage banking revenue decreased in 3Q2020 from 2Q2020 due to a reduction in volume of loans funded and sold. $3,620 $3,488 $3,320 $2,990 $3,268 • Swap fee income generation continues to be a focus in 2020. The decrease in 3Q2020 from 2Q2020 was driven by lower transaction volume. 3Q2019 4Q2019 1Q2020 2Q2020 3Q2020 • Securities sales created $301,000 in income in Q3 (compared to $0 in Service Charges & Fees Mortgage Banking Revenue Q2), while losses on disposals of other assets declined $661,000 in Insurance Commission & Fee Income Swap Fee Income Q3 compared to Q2. Other 19 ORIGIN BANCORP, INC. _______

# NONINTEREST EXPENSE COMPOSITION

DOLLARS IN THOUSANDS



$35,064
$36,534
$36,097
$38,220
$38,734
$5,792
$6,786
$6,444
$6,489
$8,442
$1,712
$1,632
$1,441
$1,344
$1,367
$1,763
$1,801
$2,003
$2,075
$2,065
$4,274
$4,241
$4,221
$4,267
$4,263
$21,523
$22,074
$21,988
$24,045
$22,597
3Q2019
4Q2019
1Q2020
2Q2020
3Q2020
Salaries and Employee Benefits
Occupancy and Equipment, net
Data Processing
Office and Operations
Other

- Operating leverage reflects an improving trend in the efficiency ratio, coupled with a decline in the ratio of NIE to average assets primarily as a result of improved mortgage performance in recent quarters.
- Efficiency improvements during the year were partially offset by the declining interest margin.
- Other noninterest expenses in 3Q2020 included $550,000 in donations and contributions made to various institutions as part of our initiative to invest a portion of our PPP loan income within the community.
- The continued focus is on our technology strategy to build efficient scale to support additional organic growth, with additional focus on branch strategy and operational efficiency to withstand challenges posed by COVID-19.



Operating Leverage
100%
80%
60%
40%
EFFICENCY RATIO (%)
3.5%
3.0%
2.5%
2.0%
1.5%
NIE / AVERAGE ASSETS (%)
2.69%
2.75%
2.69%
2.38%
2.28%
60.98%
66.53%
65.69%
58.47%
56.41%
3Q2019
4Q2019
1Q2020
2Q2020
3Q2020

ORIGIN BANCORP, INC.
20

CAPITAL Tier 1 Capital to Risk-Weighted Assets Total Capital to Risk-Weighted Assets Bank Level Company Level Sub-debtSub-debt Impact Impact Bank Level Company Level Sub-debt Impact Bank Level Company Level Pro Forma (1) Pro Forma (1) 13.8% 11.9% 13.4% 13.1% 11.3% 11.6% 11.6% 12.8% 13.0% 12.9% 11.0% 12.5% 12.4% 12.5% 1.3% 10.7% 10.5% 10.7% 12.1% 1.1% 10.1% 10.1% 12.5% 1.1% 12.0% 9.6% 11.6% 11.9% 13.4% 11.0% 12.5% 12.8% 12.9% 10.5% 10.1% 3Q2019 4Q2019 1Q2020 2Q2020 3Q2020 3Q2019 4Q2019 1Q2020 2Q2020 3Q2020 Tier 1 Capital to Average Assets (Leverage Ratio) Bank Level Company Level Sub-debt Impact Pro Forma (1) • 2020 Return to Shareholders 10.9% 10.9% 10.7% 10.5% 10.6% 10.4% 9.8% ◦ Return of $7.2 million ($723,000 in stock buyback 9.1% 9.2% 8.8% 1.0% and $6.5 million in common dividends) YTD. 8.8% 10.9% 10.9% 10.7% 9.1% 9.2% 3Q2019 4Q2019 1Q2020 2Q2020 3Q2020 (1) The sub-debt pro forma impact was calculated based on $78.8M net proceeds received by the Company in 4Q 2020 with the assumption that $64.8M was passed downstream to the Bank as Tier 1 Capital. The Company and the Bank assume the proceeds are risk weighted at 20%. 21 ORIGIN BANCORP, INC. _______

# RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS

| | 3Q2020 | 2Q2020 | 3Q2019 |
|---|---|---|---|
| **Calculation of Tangible Common Equity:** | | | |
| Total common stockholders' equity | $ 627,637 | $ 614,781 | $ 588,363 |
| Less: goodwill and other intangible assets, net | 30,717 | 30,953 | 31,842 |
| **Tangible Common Equity** | $ 596,920 | $ 583,828 | $ 556,521 |
| | | | |
| **Calculation of Tangible Assets:** | | | |
| Total Assets | $ 7,101,338 | $ 6,643,909 | $ 5,396,928 |
| Less: goodwill and other intangible assets, net | 30,717 | 30,953 | 31,842 |
| **Tangible Assets** | $ 7,070,621 | $ 6,612,956 | $ 5,365,086 |
| **Tangible Common Equity to Tangible Assets** | 8.44 % | 8.83 % | 10.37 % |
| | | | |
| **Calculation of Tangible Book Value per Common Share:** | | | |
| Divided by common shares outstanding at the end of the period | 23,506,586 | 23,501,233 | 23,481,781 |
| **Tangible Book Value per Common Share** | $ 25.39 | $ 24.84 | $ 23.70 |
| | | | |
| **Calculation of PTPP Earnings:** | | | |
| **Net Income** | $ 13,095 | $ 4,957 | $ 14,617 |
| Plus: provision for credit losses | 13,633 | 21,403 | 4,201 |
| Plus: income tax expense | 3,206 | 786 | 3,620 |
| **PTPP Earnings** | $ 29,934 | $ 27,146 | $ 22,438 |
| | | | |
| **Calculation of PTPP ROAA and PTPP ROAE:** | | | |
| **PTPP Earnings** | $ 29,934 | $ 27,146 | $ 22,438 |
| Divided by number of days in the quarter | 92 | 91 | 92 |
| Multiplied by the number of days in the year | 366 | 366 | 365 |
| Annualized PTPP Earnings | $ 119,085 | $ 109,181 | $ 89,020 |
| | | | |
| Divided by total average assets | $ 6,746,585 | $ 6,447,526 | $ 5,179,549 |
| **PTPP ROAA (annualized)** | 1.77 % | 1.69 % | 1.72 % |
| | | | |
| Divided by total average stockholder's equity | $ 629,533 | $ 617,898 | $ 588,504 |
| **PTPP ROAE (annualized)** | 18.92 % | 17.67 % | 15.13 % |

ORIGIN BANCORP, INC.
22

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES YTD DOLLARS IN THOUSANDS YTD 2020 YTD 2019 Calculation of PTPP Earnings: Net Income $ 18,805 $ 41,055 Plus: provision for credit losses 53,567 7,191 Plus: income tax expense 3,565 9,491 PTPP Earnings $ 75,937 $ 57,737 Calculation of PTPP ROAA and PTPP ROAE: PTPP Earnings $ 75,937 $ 57,737 Divided by number of days in the quarter 274 273 Multiplied by the number of days in the year 366 365 Annualized PTPP Earnings $ 101,434 $ 77,194 Divided by total average assets $ 6,200,273 $ 5,032,646 PTPP ROAA (annualized) 1.64% 1.53 % Divided by total average stockholder's equity $ 619,567 $ 575,223 PTPP ROAE (annualized) 16.37% 13.42% 23 ORIGIN BANCORP, INC. _______